UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2009

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01. Other Events.

On February 20, 2009, the Illinois Supreme Court ruled in Exelon Corporation’s (Exelon) favor in a case involving refund claims for Illinois investment tax credits. Consequently, Exelon recorded approximately $42 million (after-tax) of income in results of operations in the first quarter of 2009 to reflect the refund claims for investment tax credits and associated interest for the years 1995 – 2008. Of the $42 million, $35 million and $8 million were recorded at Commonwealth Edison Company (ComEd) and Exelon Generation Company, LLC (Generation), respectively.

Responding to the Illinois Attorney General’s petition for rehearing, on July 15, 2009, the Illinois Supreme Court changed its opinion to indicate that it was to be applied only prospectively, beginning in 2009. As a result, Exelon is no longer entitled to the claimed refunds. Exelon is evaluating its options; however, unless the Supreme Court changes its position again, Exelon, Generation and ComEd will record a charge to third quarter results of operations to reverse the income previously recognized. This charge will be included in operating earnings.

This development does not affect Exelon’s 2009 earnings guidance.

* * * * *

This combined Form 8-K is being furnished separately by Exelon, Generation and ComEd (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s First Quarter 2009 Quarterly Report on Form 10-Q (to be filed on April 23, 2009) in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
EXELON GENERATION COMPANY, LLC
/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Joseph R. Trpik, Jr.
Joseph R. Trpik, Jr.
Senior Vice President, Chief Financial Officer and Treasurer
Commonwealth Edison Company

July 16, 2009